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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2001


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    SINGAPORE
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                 (State or Other Jurisdiction of Incorporation)
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
          0-23354                                           NOT APPLICABLE
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        (Commission                                         (IRS Employer
       File Number)                                       Identification No.)
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
11 UBI ROAD 1, #07-01/02, MEIBAN INDUSTRIAL BUILDING, SINGAPORE       408723
---------------------------------------------------------------    -------------
        (Address of Principal Executive Offices)                    (Zip Code)
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                                  (65) 844-3366
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5: OTHER EVENTS

On August 31, 2000, Flextronics International Ltd., a Singapore company ("Flextronics"), completed its mergers with Chatham Technologies, Inc. ("Chatham") and Lightning Metal Specialties, Inc. and related entities ("Lightning"). Each of these transactions was accounted for under the pooling-of-interests method of accounting. On September 15, 2000, Flextronics filed a Current Report on Form 8-K which included supplemental consolidated financial statements of Flextronics as of and for the year ended March 31, 2000, accounting for the mergers using the pooling-of-interests method of accounting. The Current Report on Form 8-K also included unaudited supplemental consolidated financial statements as of and for the period ended June 30, 2000. These consolidated financial statements become Flextronics' historical consolidated financial statements since financial statements covering the date of consummation of the business combinations have been issued. Included herein as
Exhibit 99.03 are the consolidated financial statements of Flextronics as of March 31, 1999 and 2000 and for each of the three years in the period ended March 31, 2000. Included herein as Exhibit 99.04 are the unaudited condensed consolidated financial statements of Flextronics as of March 31, 2000 and June 30, 2000 and for three months ended June 25, 1999 and June 30, 2000. These consolidated financial statements and unaudited condensed consolidated financial statements give retroactive effect to the mergers with Chatham and with Lightning. Also, included herein as Exhibit 99.01 is the selected consolidated financial data, which is derived from the consolidated financial statements. Included herein as Exhibit 99.02 is Management's Discussion and Analysis of Results of Operations and Financial Condition, which relates to the consolidated financial statements.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Exhibits.

          The following exhibits are filed with this filing:

          23.01     Consent of Arthur Andersen LLP, Independent Public
                    Accountants

          23.02     Consent of Deloitte & Touche LLP, Independent Auditors

          99.01     Selected Consolidated Financial Data

          99.02 Management's Discussion and Analysis of Results of Operations and Financial Condition

          99.03     Consolidated Financial Statements:

                    Report of Arthur Andersen LLP, Independent Public
                      Accountants
                    Report of Deloitte & Touche LLP, Independent Auditors Consolidated Balance Sheets
                    Consolidated Statement of Operations
                    Consolidated Statements of Comprehensive Income Consolidated Statements of Shareholders' Equity Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements

          99.04     Unaudited Condensed Consolidated Financial Statements

          (b)  Financial Statement Schedule.

               The following financial statement schedule is filed as part of this filing and should be read together with the consolidated financial statements of Flextronics, included elsewhere in this filing:

               Schedule II - Valuation and Qualifying Accounts.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLEXTRONICS INTERNATIONAL LTD.


Date: January 26, 2001             By: /s/ ROBERT R.B. DYKES
                                       ------------------------------
                                       Robert R.B. Dykes
                                       President, Systems Group and
                                       Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.    Description
23.01          Consent of Arthur Andersen LLP, Independent Public Accountants

23.02          Consent of Deloitte & Touche LLP, Independent Auditors

99.01          Selected Consolidated Financial Data

99.02          Management's Discussion and Analysis of Results of Operations and
               Financial Condition

99.03          Consolidated Financial Statements:

                    Report of Arthur Andersen LLP, Independent Public Accountants
                    Report of Deloitte & Touche LLP, Independent Auditors
                    Consolidated Balance Sheets
                    Consolidated Statement of Operations
                    Consolidated Statements of Comprehensive Income
                    Consolidated Statements of Shareholders' Equity
                    Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements

99.04          Unaudited Condensed Consolidated Financial Statements
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